Nasdaq SFNC Exhibit 99.2 nd 2 Quarter 2025 Earnings Presentation July 17, 2025

Company Overview Simmons First National Corporation A Mid-South based financial holding company serving our $26.7 $21.8 customers and the communities where we work and live since 1903 BILLION BILLION TOTAL ASSETS TOTAL DEPOSITS $8.9 $17.1 CONSECUTIVE YEARS 3 116 PAYING DIVIDENDS BILLION BILLION ASSETS UNDER TOTAL LOANS MANAGEMENT/ ADMINISTRATION YEARS OF SERVICE 122 14.4% 8.5% 1 TOTAL RBC RATIO TCE RATIO FINANCIAL CENTERS 223 ACROSS SIX STATES 4.2% 78% 2 DIVIDEND YIELD LOAN TO DEPOSIT RATIO 1.48% 161% ACL TO TOTAL NPL COVERAGE LOANS RATIO Figures presented on this slide are as of June 30, 2025, unless otherwise noted 2 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 2 Based on July 10, 2025, closing stock price of $20.19 and annualized dividend rate of $0.85 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

2Q25 Financial Highlights 3

2Q25 Highlights

Strong top-line growth drives performance

- Adjusted net income of $56.1 million[1] and adjusted diluted EPS of $0.44[1]
- Net interest margin surpasses 3% mark ahead of expectations
  - Net interest margin at 3.06%, up 11 bps linked quarter and 37 bps year-over-year
  - 5th consecutive quarterly increase in net interest margin
  - Pricing discipline leads to 6 bps increase in loan yields linked quarter
  - Cost of deposits decline for 3rd consecutive quarter, down 8 bps vs 1Q25
- Total revenue tops $214 million and adjusted PPNR totaled $77.3 million[1]
  - Net interest income up $8.4 million, or 5%, on a linked quarter basis
  - Adjusted noninterest expense was $136.8 million[1], down 5% vs 1Q25

Positive underlying balance sheet momentum

- Total loans at $17.0 billion, up slightly on a linked quarter basis
  - Average loans at $17.0 billion, up 3% on a linked quarter annualized basis
  - Linked quarter growth driven by C&I, agricultural, and consumer & other portfolios
  - Unfunded commitments rose for 3rd consecutive quarter
- Total deposits at $21.8 billion, up 1% linked quarter
  - Low-cost customer deposits increase $233.1 million vs 1Q25

Credit quality remains healthy

- Net charge offs at 25 bps in 2Q25; provision expense exceeded net charge-offs
- ACL ratio at 1.48%, unchanged from 1Q25 levels

	Reported	Adjusted[1]
Net income	$54.8M	$56.1M
EPS (diluted)	$0.43	$0.44
Revenue	$214.2M	$214.2M
PPNR[2]	$75.6M	$77.3M
NIM	3.06%	
NCO ratio	25 bps	
ACL ratio	1.48%	
NPL/Loans	92 bps	

Comparisons on this page are 2Q25 vs 1Q25, unless otherwise noted
Bps = basis points
1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

4

Balance Sheet Highlights Average Investment Securities Average Loans Average Deposits $ in billions $ in billions $ in billions $22.0 $21.7 $21.7 $21.9 $21.4 $17.2 $17.2 $6.6 $17.1 $17.0 $17.4 $17.4 $17.2 $17.3 $17.0 $6.4 $16.9 $6.3 $6.1 $6.0 $4.6 $4.5 $4.5 $4.3 $4.4 2Q24 3Q24 4Q24 1Q25 2Q25 2Q24 3Q24 4Q24 1Q25 2Q25 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest Bearing Interest Bearing 1 1 6.32% 6.20% Yield 6.39% 6.44% 6.26% Yield Cost 2.79% 3.68% 3.63% 3.54% 3.48% 3.48% 2.79% 2.60% 2.44% 2.36% Investment Securities Loans Deposits $ in billions; Period End Balances $ in billions; Period End Balances $ in billions; Period End Balances $21.9 $21.8 $21.9 $21.8 $21.7 $17.3 $17.2 $17.1 $17.1 $6.6 $17.2 $17.4 $17.4 $17.2 $17.4 $17.0 $6.3 $6.2 $6.1 $6.0 $4.6 $4.5 $4.5 $4.5 $4.5 2Q24 3Q24 4Q24 1Q25 2Q25 2Q24 3Q24 4Q24 1Q25 2Q25 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest Bearing Interest Bearing 1 Yield is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 5

Income Statement Highlights 2 2 2 Net Interest Income Total Revenue and Adjusted Total Revenue PPNR and Adjusted PPNR $ in millions $ in millions $ in millions $214.2 $214.2 $77.3 $209.6 $208.5 $208.5 $209.6 $75.6 $171.8 $203.2 $69.2 $66.4 $66.0 $67.4 $65.0 $164.9 $174.8 $163.4 $157.7 $37.6 3Q24 4Q24 1Q25 2Q25 3Q24 4Q24 1Q25 2Q25 3Q24 4Q24 1Q25 2Q25 Total Revenue Adjusted Revenue2 PPNR2 Adjusted PPNR2 1 NIM 2.74% 3.06% 2.87% 2.95% 2 2 2 NIE and Adjusted NIE Net Income and Adjusted Net Income Diluted EPS and Adjusted Diluted EPS $ in millions $ in millions $144.6 $0.44 $0.43 $143.6 $56.1 $54.8 $0.39 $0.38 $49.6 $0.37 $141.1 $48.3 $46.0 $139.3 $138.6 $137.2 $136.8 $33.1 $136.8 $32.4 $0.26 $0.26 $24.7 $0.20 3Q24 4Q24 1Q25 2Q25 3Q24 4Q24 1Q25 2Q25 3Q24 4Q24 1Q25 2Q25 Noninterest Expense Adjusted Noninterest Expense2 Net Income Adjusted Net Income2 Diluted EPS Adjusted Diluted EPS2 PPNR – Pre-provision net revenue NIE – Noninterest Expense 6 EPS – Earnings per Share 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Net Interest Margin (FTE)

Net Interest Margin

FTE (%)



+37 bps
2.69%
2.74%
2.87%
2.95%
3.06%
+11 bps
2Q24
3Q24
4Q24
1Q25
2Q25

Net Interest Margin Evolution

FTE



2.95%
5 bps
4 bps
2 bps
3.06%
1Q25
Funding Rate
Loan Yield
Other
2Q25

Select Yields/Rates

FTE (%)



6.39
6.44
6.32
6.20
6.26
5.84
5.79
5.32
5.09
4.97
3.68
3.63
3.54
3.48
3.48
2.79
2.79
2.60
2.44
2.36
2Q24
3Q24
4Q24
1Q25
2Q25
Loan Yield (FTE)
Securities (FTE)
Cost of Deposits
Other Borrowings

Estimated Future Swap Income[1]

$ in millions; Based on Forward Fed Funds rates



Assumed Average Effective Fed Funds Rate
4.20%
3.95%
3.64%
3.42%
3.23%
$7.7
$7.1
$6.2
$5.6
$5.3
3Q25
4Q25
1Q26
2Q26
3Q26

Commentary

(2Q25 vs 1Q25)

- Expansion primarily driven by fixed-rate asset repricing coupled with decreased deposit costs from lower rates on time deposits and favorable funding mix shift
- NIM surpasses 3% mark ahead of expectations
  - **NIM at 3.06 percent, up 11 bps**
  - **5th consecutive quarter of NIM expansion**
- Reflects focus on maintaining loan pricing discipline and continued proactive deposit pricing management
  - **6 bps** increase in loan yields
  - **8 bps** decrease on cost of deposits
- $37M of 6% subordinated debt from Spirit of Texas acquisition to be called on 7/31/25
- Remaining balance of purchase accounting accretion at 6/30/25 was $4.8 million

FTE – Fully taxable equivalent using an effective tax rate of 26.135%

Totals may not foot due to rounding

1 Estimated swap income based on projected forward effective fed funds rates as of June 30, 2025. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. Under the terms of the swap agreement, the Company receives Effective Fed Funds rate and pays a fixed rate of approximately 1.21%

7

Noninterest Income

$ in millions	2Q25 Reported	2Q25 Adjusted[1]	Adjusted 2Q25 vs Adjusted 1Q25		Adjusted 2Q25 vs Adjusted 2Q24	
Service charges on deposit accounts	$ 12.6	$ 12.6	$ -	- %	$ 0.3	3 %
Wealth management fees	9.5	9.5	(0.2)	(2)	0.3	3
Debit and credit card fees	8.6	8.6	0.1	1	0.4	5
Mortgage lending income	1.7	1.7	(0.3)	(16)	(0.3)	(14)
Bank owned life insurance	3.9	3.9	(0.2)	(5)	-	-
Swap fee income	0.8	0.8	(0.6)	(41)	0.2	30
Other service charges and fees	1.3	1.3	-	(1)	(0.1)	(8)
Other	4.0	4.0	(2.6)	(39)	(1.8)	(31)
Total noninterest income	**$ 42.4**	**$ 42.4**	**$(3.8)**	**(8) %**	**$(0.9)**	**(2) %**

Commentary

- Overall fee levels in-line with management expectations following strong performance in 1Q25
- Linked quarter decrease in swap fee income due to large swap transaction recorded in 1Q25
- Linked quarter decrease in "Other" noninterest income primarily driven by $1.4M SBIC valuation adjustment

Adjusted Total Revenue Per Employee (FTE)[1]
($ in thousands)



$66.6
$68.4
$70.8
$71.1
$72.7
2Q24
3Q24
4Q24
1Q25
2Q25

Adjusted Noninterest Income to Adjusted Total Revenue[1]



22.0%
22.4%
20.9%
22.0%
19.8%
2Q24
3Q24
4Q24
1Q25
2Q25

Adjusted Total Revenue Per Avg. Diluted Share[1]



$1.57
$1.61
$1.65
$1.66
$1.69
2Q24
3Q24
4Q24
1Q25
2Q25

Totals may not foot due to rounding
FTE – Full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

8

Noninterest Expense

$ in millions	2Q25 Reported	2Q25 Adjusted[1]	Adjusted 2Q25 vs Adjusted 1Q25		Adjusted 2Q25 vs Adjusted 2Q24	
Salaries and employee benefits	$ 73.9	$ 72.3	($2.6)	(3) %	$ 1.7	2 %
Occupancy expense, net	11.8	11.4	(0.5)	(4)	(0.3)	(2)
Furniture and equipment	5.5	5.5	0.1	1	(0.2)	(3)
Deposit insurance	4.9	4.9	(0.5)	(9)	(0.5)	(9)
OREO and foreclosure expense	0.2	0.2	-	9	0.1	85
Other	42.3	42.5	(3.4)	(7)	(1.8)	(4)
Total noninterest expense	**$138.6**	**$136.8**	**($6.8)**	**(5) %**	**$(1.0)**	**(1) %**

Commentary

- General decrease in expenses as we focused on mitigating impact of 1Q25 fraud event
  - Implemented early retirement program
  - Deferred or eliminated certain controllable expenses
  - Benefitted from $0.7 million recovery on fraud losses
- Decrease in salary and employee benefits on a linked quarter basis primarily reflects a seasonal decline in payroll taxes and equity compensation expense, partially offset by annual merit increase
- Decrease in "Other" noninterest expense on a linked quarter basis primarily due to a $4.3 million charge related to 1Q25 fraud event


Adjusted Noninterest Expense as a Percentage of Total Average Assets¹
2.03%
2.00%
2.05%
2.18%
2.06%
2Q24
3Q24
4Q24
1Q25
2Q25


Adjusted Efficiency Ratio¹
65.68%
63.38%
62.89%
64.75%
60.52%
2Q24
3Q24
4Q24
1Q25
2Q25


Employees (FTE)
2,961
2,972
2,946
2,949
2,947
2Q24
3Q24
4Q24
1Q25
2Q25


# of Financial Centers
234
234
222
222
223
2Q24
3Q24
4Q24
1Q25
2Q25

Note: Numbers may not add due to rounding
NM – not meaningful
FTE – full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

9

Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 10

Deposits

Deposit Mix

$ in billions; Period End Balances



$21.8
$21.9
$21.9
$21.7
$21.8
$2.9
$3.4
$3.3
$2.9
$3.2
$2.8
$2.7
$2.8
$3.0
$2.7
$3.4
$3.3
$3.1
$3.0
$2.9
$8.0
$8.0
$8.2
$8.3
$8.5
$4.6
$4.5
$4.5
$4.5
$4.5
2Q24
3Q24
4Q24
1Q25
2Q25
Noninterest Bearing
Interest Bearing Transaction Accounts
Time Deposits
Public Funds (interest bearing)
Brokered Deposits

Linked Quarter Deposit Change[1]

$ in millions; Period End Balances



Total Deposits
$140
Noninterest Bearing Transaction Accounts
$13
Interest Bearing Transaction and Savings Accounts
$220
Time Deposits
$(81)
Public Funds (interest bearing)
$(336)
Brokered Deposits (MM & CDs)
$324
Low-Cost Customer Deposits
+$233M

Commentary

- Positive remix in the quarter, led by a **$233 million** increase in low-cost customer deposits
- **8 basis point decrease** in cost of deposits on a linked quarter basis
- Focus remains on optimizing deposit balances and proactively managing costs
- **~79% of deposits** are FDIC insured or are collateralized deposits

Evolution of Funding Rates



56% interest bearing deposit beta since 2Q24[2]
Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
3.65%
4.52%
4.99%
5.26%
5.33%
5.33%
5.33%
5.27%
4.66%
4.33%
4.33%
1.41%
2.10%
2.57%
3.06%
3.31%
3.48%
3.53%
3.52%
3.28%
3.05%
2.97%
1.02%
1.58%
1.96%
2.37%
2.58%
2.75%
2.79%
2.79%
2.60%
2.44%
2.36%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25

Source: Average Fed Funds rate based on data from www.macrotrends.net

1 Linked quarter growth is 2Q25 vs 1Q25. The categories titled "Interest Bearing Transaction Accounts" and "Time Deposits" exclude public funds and brokered deposits, which are each shown as separate categories

2 Deposit beta calculated as change in cost of deposits from 2Q24 to 2Q25 divided by the change in quarterly average Federal Funds Effective rate for 2Q24 vs 2Q25

11

Securities: Targeted mix of securities to earning assets in mid-teens

Securities Portfolio by Type


8%
8%
40%
44%
Treasury/Agency
States and Political Subdivisions
MBS/CMO
Corporate & Other

Securities Portfolio Summary

At June 30, 2025	Yield (FTE)[1] HTM	Yield (FTE)[1] AFS	Effective Duration HTM	Effective Duration AFS
Fixed Rate				
Municipal	3.26%	3.34%	12.35	12.94
MBS/CMO	2.98	1.45	6.13	4.46
Treasury/Agency	2.34	3.15	8.26	0.04
Corporate	4.26	6.12	3.74	1.03
Other	2.49	3.49	10.04	3.76
Variable Rate	-	4.84	-	-
Total	**3.13%**	**3.12%**	**9.21**	**6.05**

Securities Portfolio Bond Ratings[2]

$ in millions

At June 30, 2025	HTM	AFS
U.S. Guaranteed/GSE	$1,482	$1,400
Aaa/AAA	476	287
Aa/AA	1,161	481
A	303	80
Baa/BBB	158	147
Not Rated	16	9
Total	$3,595	$2,405
Fair value	**$2,895**	**$2,405**

AOCI Evolution and Projections

$ in millions


AOCI Position
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
$(405)
$(336)
$(361)
$(368)
$(381)
6%


Projected AOCI "Burn" Down
AOCI Flat Rates3
6/30/25
YE 2025
YE 2026
YE 2027
$(381)
$(357)
$(327)
$(302)
~6%
~14%
~21%

FTE – fully taxable equivalent using an effective tax rate of 26.135%
Data presented on this slide is as of June 30, 2025, unless otherwise noted
1 Effective yield of securities portfolio at 6/30/25, excluding AOCI impact of HTM transfers made during 2Q22
2 Bond ratings reflect highest rating by Moody's Investors Service, Inc., Standard & Poor's or Fitch Ratings
3 **Flat Rates:** projected AOCI burn down assumes interest rates remain at 6/30/25 levels, a static investment portfolio and no additional bond sales. This projection is for illustrative purposes only. See "Forward-Looking Statements and Non-GAAP Financial Measures" for more information

12

Liquidity: Solid liquidity position and strategic use of wholesale funding

Cash and Cash Equivalents + Variable Rate Securities

$ in millions



$1,245
$1,145
$1,166
$1,190
$1,125
$1,121
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
Cash & Cash Equivalents
Variable Rate Securities

Wholesale Funding

$ in millions

	June 30, 2025	Change vs 1Q25
Brokered deposits	$3,237	$ 323
FF purchased/securities sold	31	(19)
FHLB advances	618	(250)
Other	16	(1)
Subordinated debt[1]	366	-
Total	$4,268	$ 53

Additional Liquidity Sources

$ in millions

FHLB borrowing availability	$ 5,133
Unpledged securities	3,697
Fed Funds lines and Fed Discount Window	1,894
Total at 6.30.25	**$10,724**
Uninsured, non-collateralized deposits[2]	**$4,595**
Coverage ratio	**2.3x**

Loan to Deposit Ratio

Period End Balances



76.1%
78.7%
79.0%
77.7%
78.8%
78.4%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25

Borrowed Funds as a Percent of Total Liabilities

Period End Balances



12.6%
10.0%
10.4%
8.9%
5.7%
5.9%
4.9%
5.6%
4.5%
2018
2019
2020
2021
2022
2023
2024
1Q25
2Q25

1 All subordinated debt outstanding at June 30, 2025, is callable by Simmons. See Slide 7 for information about the upcoming redemption of the 6% subordinated debt from the Spirit of Texas acquisition

2 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliations

13

Interest Rate Sensitivity Loan Portfolio – Repricing and Maturity (contractual) CD Maturities (over the next 12 months) At June 30, 2025 $ in millions In millions Repricing Term Rate Structure Weighted Average Rates 3 mo 3-12 1-3 3-5 Over 5 Total Variable Fixed 3.91% 4.42% 3.59% 4.36% 3.46% 4.09% 2.99% 4.24% or less mo years years years RE - Construction $2 ,325.4 $ 104.6 $ 278.1 $ 65.1 $ 11.5 $ 2,784.6 $ 2,262.0 $ 522.6 $1,685.1 $1,559.4 RE - Commercial 3,001.1 823.6 2,737.4 754.2 645.1 7,961.4 3,172.8 4,788.6 RE - Single-Family 615.7 273.1 597.6 404.3 735.0 2,625.7 1,408.6 1,217.1 $980.9 $714.9 Commercial 1,521.1 120.5 414.0 285.9 99.1 2,440.5 1,589.9 850.6 $539.2 Consumer 224.5 1 5.1 40.8 1 1.2 8.3 300.0 217.4 8 2.6 $222.0 $216.5 $101.3 1 Other 582.2 39.1 48.9 42.1 286.6 9 98.9 573.3 425.6 3Q25 4Q25 1Q26 2Q26 Total $ 8,269.9 $1 ,376.0 $ 4,116.9 $ 1,562.8 $1 ,785.5 $ 17,111.1 $ 9,224.0 $7 ,887.1 Customer CDs Brokered CDs 2 7.30% 5.57% 5.26% 6.11% 4.65% 6.25% 7.05% 5.37% Weighted average rate Balance Sheet Interest Rate Sensitivity Over the next 12 months (estimated) Additional Interest Rate Sensitivity Factors 5% Higher 5% Lower Change in Interest Rates Base Case 3 ❑ ~$115 million of projected securities principal maturities per quarter Deposit Betas Deposit Betas ❑ ~$2.4 billion of projected cash flows from fixed rate loans at a weighted average Down 25 bps 0.06% 0.10% 0.03% 4 rate of 5.91% ❑ ~$0.6 billion of FHLB advances maturing at a weighted average rate of 4.49% in Down 50 bps 0.08% 0.15% 0.01% 3Q25 5 ❑ ~29% of customer interest bearing deposits are tied to index rates, principally Down 75 bps 0.13% 0.23% 0.02% Fed Funds target rate Assumes a gradual change in interest rates and static balance sheet as of June 30, 2025. Interest rate cuts in September 2025, December 2025 and March 2026 Totals may not add due to rounding 1 Other includes agriculture, mortgage warehouse and other loans 14 2 Weighted average rates do not include mortgage warehouse and credit card portfolios 3 Projections over the next 12 months assuming a static balance sheet as of June 30, 2025 4 Cash flows from fixed rate loans over the next 12 months includes prepayment assumptions and are based on the forward rate curve 5 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits

Capital: Focused on maintaining a strong capital position 1 1 1 1 CET 1 Capital Ratio Total Risk-Based Capital Ratio Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Ratio 12.36% 12.36% 12.21% 12.21% 14.59% 12.00% 12.00% 14.42% 14.17% 9.96% 9.83% 9.49% 2Q24 1Q25 2Q25 2Q24 1Q25 2Q25 2Q24 1Q25 2Q25 2Q24 1Q25 2Q25 WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED 5.0% 6.5% 8.0% 10.0% 1 1,2 Book Value Per Common Share Tangible Book Value Per Common Share Capital Ratios (at 6/30/25) Total Risk-Based Capital Ratio CET 1 Capital Ratio $16.97 $28.17 $28.04 $16.81 12.36% 14.42% $27.56 $16.20 2 Equity to Assets Tangible Common Equity Ratio 8.46% 13.30% 3 Share Repurchase Program 2Q24 1Q25 2Q25 2Q24 1Q25 2Q25❑ No shares were repurchased during the first six months of 2025 ❑ $175M remaining authorization under the current program 1 2Q25 data as of June 30, 2025, 1Q25 data as of March 31, 2025, and 2Q24 data as of June 30, 2024 2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations 15 3 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases

Loan Portfolio 16

Loans: Well-diversified, granular portfolio and conservative credit culture

Loan Portfolio Waterfall
$ in millions


$17,094
$2,225
$(2,248)
$40
$17,111
Funded loans /advances
Paydowns/ payoffs
Other[1]
Total loans at 3/31/25
Total loans at 6/30/25

Linked Quarter Change by Loan Type
$ in millions


Total Loans $17
RE – Commercial $(90)
RE – Construction $7
Commercial[2] $77
RE – Single Family $(21)
Consumer & Other $33
Agricultural $68
Mortgage Warehouse $(47)
Run-Off Portfolio[3] $(10)

Unfunded Commitments
$ in millions


RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other
$3,746
$3,681
$3,739
$3,888
$3,947
2Q24
3Q24
4Q24
1Q25
2Q25
94% variable rate
• 62% tied to Prime
• 38% tied to SOFR

Commentary

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Average loans at $17.0 billion, up 3% on a linked quarter annualized basis
- Commercial loan pipeline remains strong and unfunded commitments rose for 3rd consecutive quarter
- Minimal exposure to Shared National Credits (SNC)
  - SNC totaled ~1% of total loans
  - Additional banking relationships with all borrowers

1 "Other" includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards) and change in run-off portfolio
2 Commercial loan change excludes the impact of loans included in the run-off portfolio
3 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

17

Pipelines: Represent opportunities that meet pricing and disciplined credit appetite Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,815 $1,631 Commentary $757 $1,265 ❑ Continued focus on maintaining prudent underwriting $1,244 $564 standards and pricing discipline $1,013 $1,002 $948 $552 $549 ❑ $564 million of ready to close loans in the commercial $249 $292 1 $330 $381 pipeline as of June 30, 2025, with a rate of 7.35% $416 $121 $168 $199 $147 ❑ Mortgage loan originations in 2Q25 $189 ❑ 83% purchase ❑ 17% refinance $343 $485 $551 $527 $514 $809 $775 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Rate Ready to 8.44% 8.38% 8.68% 8.31% 7.93% 7.39% 7.35% 1 Close Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $31 $25 $27 $29 $32 $16 $17 $111 $110 $89 $78 $75 $69 $69 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 18

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State


$16.6B[1]
33%
19%
14%
9%
4%
2%
19%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	9.5%	9.2%
Houston-Sugarland-Baytown	8.9%	8.3%
Little Rock-North Little Rock-Conway	5.8%	6.0%
Nashville-Davidson-Murfreesboro	5.0%	5.9%
Memphis	5.0%	4.8%
Fort Worth-Arlington	4.1%	4.0%
Fayetteville-Springdale-Rogers	3.2%	3.1%
St. Louis	2.7%	2.6%
Kansas City	2.1%	2.4%
Jonesboro	2.1%	2.1%

Office (non-owner occupied permanent)
By State


$0.7B
47%
12%
13%
8%
2%
2%
16%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 6/30/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$2.2M
Median Loan Size	$0.5M
Number of Loans <$1M	63%
Average LTV	47.3%
Weighted Average LTV	53.4%

Multifamily (permanent)
By State


$0.9B
37%
17%
15%
6%
5%
14%
6%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 6/30/25
NPL Ratio	1.29%
Past Due 30+ Days	0.24%
Average Loan Size	$3.0M
Median Loan Size	$0.6M
Number of Loans <$1M	65%
Average LTV	51.4%
Weighted Average LTV	62.3%

Retail (non-owner occupied permanent)
By State


$0.9B
47%
14%
11%
8%
5%
1%
14%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 6/30/25
NPL Ratio	0.47%
Past Due 30+ Days	0.02%
Average Loan Size	$1.8M
Median Loan Size	$0.9M
Number of Loans <$1M	51%
Average LTV	48.1%
Weighted Average LTV	56.0%

Data shown above as of June 30, 2025
1 Total loans or commitments excluding credit card portfolio and mortgage warehouse

19

CLD: Quick recycling of capital given short duration of portfolio

Construction and Land Development (CLD)

By State



$2.8B
43%
29%
1%
2%
4%
12%
9%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans	% of Total Commitments
Dallas-Plano-Irving	10.6%	10.3%
Nashville-Davidson-Murfreesboro	8.2%	10.0%
Houston-Sugarland-Baytown	8.7%	7.7%
Memphis	6.4%	5.4%
Little Rock-North Little Rock-Conway	5.7%	5.0%
Fort Worth-Arlington	4.4%	4.3%
Corpus Christi	2.7%	2.3%
Fayetteville-Springdale-Rogers	2.5%	2.5%
Orlando-Kissimmee-Sanford	2.3%	2.6%
Phoenix-Mesa-Glendale	1.2%	3.8%

Key Statistics	At 6/30/25
NPL Ratio	0.36%
Past Due 30+ Days	0.19%
Average Loan Size	$1.4M
Median Loan Size	$0.3M
Number of Loans <$1M	84%
Average LTV	56.4%
Weighted Average LTV	53.7%
Weighted Average Maturity	~20 months

CLD - Multifamily

By State



$0.9B
40%
19%
22%
14%
5%
Texas
Arkansas
Tennessee
Florida
Other

Key Statistics	At 6/30/25
NPL Ratio	0.02%
Past Due 30+ Days	0.00%
Average Loan Size	$19.2M
Median Loan Size	$20.3M
Number of Loans <$1M	30%
Average LTV	48.9%
Weighted Average LTV	49.5%
Weighted Average Maturity	~14 months

CLD - Industrial Warehouse (non-owner occupied)

By State



$0.5B
24%
42%
5%
6%
7%
16%
Texas
Tennessee
Missouri
Kansas
Florida
Other

Key Statistics	At 6/30/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$11.4M
Median Loan Size	$5.5M
Number of Loans <$1M	35%
Average LTV	41.1%
Weighted Average LTV	44.1%
Weighted Average Maturity	~13 months

Data shown above as of June 30, 2025

20

Loans: Loan portfolio by type and key credit metrics

	as of March 31, 2025		as of June 30, 2025							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	180	1%	176	1%	2	1	1	-	3.46%	-
Consumer – Other	97	1%	124	1%	1	-	-	34	2.73%	0.59%
Real Estate – Construction	2,778	16%	2,785	16%	5	13	10	1,900	1.49%	1.03%
Real Estate – Commercial	8,051	47%	7,961	47%	4	321	78	288	1.51%	0.34%
Real Estate - Single-family	2,647	15%	2,626	15%	14	41	34	313	1.62%	0.80%
Commercial	2,373	14%	2,440	14%	2	59	33	1,256	1.43%	0.16%
Mortgage Warehouse	371	2%	324	2%	-	-	-	-	0.20%	-
Agriculture	265	2%	333	2%	1	2	1	155	0.66%	0.16%
Other	332	2%	342	2%	-	-	-	1	0.65%	0.06%
Total Loan Portfolio	**17,094**	**100%**	**17,111**	**100%**	**29**	**437**	**157**	**3,947**	**1.48%**	**0.65%**
Loan Concentration (Holding Company Level)										
C&D	93%		94%							
CRE	269%		268%							
Select Loan Categories										
Retail	1,227	7%	1,164	7%	-	6	5	122	0.89%	0.61%
Nursing / Extended Care	240	1%	231	1%	-	108	-	2	7.71%	0.03%
Healthcare	606	4%	586	3%	-	19	3	93	1.10%	0.13%
Multifamily	1,808	11%	1,852	11%	2	36	12	501	1.33%	0.51%
Hotel	702	4%	698	4%	-	61	27	164	3.98%	1.66%
Restaurant	582	3%	603	4%	-	37	28	33	3.64%	0.44%
NOO Office	811	5%	782	5%	-	15	8	127	2.43%	1.40%
NOO Industrial Warehouse	1,366	8%	1,371	8%	-	18	1	459	0.29%	0.14%
Run-Off Portfolio[1]	57	<1%	47	<1%	1	4	4	12	7.16%	-

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

21

Credit Quality 22

Credit Quality: Underlying credit metrics remain healthy

Key Credit Quality Metrics

	2Q24	3Q24	4Q24	1Q25	2Q25
Loans past due 30-89 days	0.15%	0.20%	0.22%	0.21%	0.17%
Net charge-off ratio	0.19%	0.22%	0.27%	0.23%	0.25%
NPL ratio	0.60%	0.59%	0.65%	0.89%	0.92%
NPL ratio excluding Two Specific Credit Relationships[2]				*0.60%*	*0.63%*
NPA to total assets	0.39%	0.38%	0.45%	0.61%	0.62%
NPA ratio excluding Two Specific Credit Relationships[2]				*0.42%*	*0.44%*
ACL to total loans	1.34%	1.35%	1.38%	1.48%	1.48%
Reserve for unfunded commitments	0.68%	0.70%	0.69%	0.66%	0.65%

Commentary

- Underlying credit metrics remain healthy
  - **17 bps** of loans past due 30-89 days, down 4 bps from 1Q25 levels
  - **25 bps** of net charge-offs in 2Q25; 3 bps associated with run-off portfolio[1]
  - **63 bps[2]** NPL ratio excluding Two Specific Credit Relationships
- Two Specific Credit Relationships represent **57% of our Top 10 NPLs**
  - Continue to work closely with borrowers on resolution strategies



Nonperforming Loans
$ in millions
$103.4
$15.6
$87.8
$101.7
$7.4
$94.3
$110.8
$5.5
$105.3
$152.4
$49.8
$3.8
$98.8
$157.2
$49.6
$3.5
$104.1
2Q24
3Q24
4Q24
1Q25
2Q25
Core Portfolio
Run-Off Portfolio
Two Specific Credit Relationships

Top 10 Nonperforming Loans

	Industry	Outstanding	ACL Reserve	Reserve %
1	CRE - Hotel	$26.7M	$16.8M	63%
2	CRE - Restaurant/C&I*	$22.9M	$13.9M	61%
3	CLD – Office	$8.5M	$2.2M	26%
4	CRE – Multifamily*	$6.8M	-	-
5	CRE - Ministorage	$6.8M	$1.0M	17%
6	CRE – Multifamily*	$5.2M	$1.1M	20%
7	C&I – Transportation	$2.7M	<$0.1M	2%
8	CRE – Owner Occupied	$2.6M	-	-
9	CRE – NOO Retail	$2.5M	-	-
10	C&I – Oil & Gas	$2.4M	$0.9M	38%

57% of Top 10 NPLs

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios
2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations
* Represents acquired relationship from recent bank acquisitions. In the case of restaurant/C&I, the CRE portion of the relationship was from the most recent bank acquisition
For purposes of the slides in this presentation, "Two Specific Credit Relationships" refers to the first two loans in the "Top 10 Nonperforming Loans" table on this slide

23

Credit Quality: Nonperforming and past due loans

Nonperforming Loans Evolution

$ in millions



$152.4
$(3.4)
$10.7
$1.7
$(4.2)
$0.4
$(0.2)
$(0.2)
$157.2
1Q25
RE - Construction
RE - Commercial
RE – Single Family
Commercial
Consumer & Other¹
Run-Off Portfolio
Two Specific Credit Relationships
2Q25

Nonperforming Loans / Total Loans[2]



Strategic decision to de-risk certain elements of the loan portfolio through the planned exit of particular acquired non-relationship credits
Annual
Quarterly
0.65%
0.96%
0.57%
0.37%
0.50%
0.65%
0.60%
0.59%
0.65%
0.89%
0.92%
0.60%
0.63%
NPL Ratio
NPL Ratio, excluding Two Specific Credit Relationships3
2019
2020
2021
2022
2023
2024
2Q24
3Q24
4Q24
1Q25
2Q25

Nonperforming Assets / Total Assets[2]



Annual
Quarterly
0.55%
0.64%
0.31%
0.23%
0.33%
0.45%
0.39%
0.38%
0.45%
0.61%
0.62%
0.42%
0.44%
NPA to Assets
NPA to Assets, excluding Two Specific Credit Relationships3
2019
2020
2021
2022
2023
2024
2Q24
3Q24
4Q24
1Q25
2Q25

Past Due 30-89 days / Total Loans[2]



Annual
Quarterly
0.24%
0.21%
0.11%
0.18%
0.24%
0.22%
0.15%
0.20%
0.22%
0.21%
0.17%
2019
2020
2021
2022
2023
2024
2Q24
3Q24
4Q24
1Q25
2Q25

Source: S&P Global Market Intelligence 2019 – 2024; Company Reports

1 Consumer & Other includes credit card, consumer-other, mortgage warehouse, agriculture and other loan portfolios

2 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period

3 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

24

ACL: Loan loss provision and net charge-offs Loan Loss Provision and Net Charge-Off Ratio Commentary $ in millions $40.0 0.40% ❑ NCO ratio of 25 bps in 2Q25; provision expense exceeded net charge-offs 0.27% 0.25% 0.30% $35.0 0.22% 0.23% 1 0.19% ▪ 3 bps associated with run-off portfolio 0.20% $30.0 $26.8▪ 3 bps associated with credit card portfolio 0.10% $25.0 ❑ ACL to total loans ended 2Q25 at 1.48%, unchanged from 1Q25 0.00% $20.0 -0.10% $13.3 $15.0 $12.1 $11.9 $11.1 -0.20% $1.8 $1.4 ACL METHODOLOGY AS OF 6/30/25 $2.8 $2.2 $10.0 $3.0 -0.30% ▪ Moody’s June 2025 scenarios with management’s weighting: $11.5 $5.0 Baseline (75%) / S1 (15%) / S3 (10%) $10.6 $9.3 $9.6 -0.40% $8.1 ▪ Total credit coverage / total commitments: 1.33% $0.0 -0.50% 2Q24 3Q24 4Q24 1Q25 2Q25 ACL and ACL to Total Loans NCO Provision Incremental Provision Provision attributable to Two Specific Credit Relationships NCO Ratio $ in millions $275.0 1.75% 1.48% 1.48% 1.55% 1.38% 1.35% 1.34% $250.0 1.35% $253.5 $252.2 1.15% Reserve for Unfunded Commitments $235.0 $225.0 $233.2 $230.4 0.95% As of As of As of As of As of $ in millions 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 0.75% $200.0 Unfunded Commitments $3,746 $3,681 $3,739 $3,888 $3,947 0.55% Reserve for Unfunded Commitments $25.6 $25.6 $25.6 $25.6 $25.6 0.35% $175.0 0.15% Provision for Unfunded Commitments - - - - - $150.0 -0.05% Reserve / Unfunded Balance 0.68% 0.70% 0.69% 0.66% 0.65% 2Q24 3Q24 4Q24 1Q25 2Q25 ACL ACL to Total Loans 1 “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios 25

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as anticipate, “believe,” “continue,” estimate, expect, foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” may, might, will, would, could,“ “should,” “likely” or intend, future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; accretion; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; net interest revenue; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the Company’s securities portfolio, including cash flows and unrealized losses thereon; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; plans for investments in and cash flows from securities; the estimated annual impact of securities sales; projections regarding loan repricing, securities investments and maturities thereof; the estimates of future swap income set forth on slide 7; the interest rate sensitivity estimates and projections set forth on slide 14; and the AOCI burn down projections set forth on slide 12. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; significant increases in nonaccrual loan balances; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; changes in tariff policies; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); fraud that results in material losses or that we have not discovered yet that may result in material losses; the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and between Israel and Iran) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate and other loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2024, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are based on hypothetical assumptions that may not accurately reflect future incomes, are not forecasts and are not guaranteed and may differ significantly from actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, merger activity (primarily including merger-related expenses), gains and/or losses on sale of branches, net branch right-sizing initiatives, early retirement program, termination of vendor and software services, FDIC special assessment charges and expenses related to the fraud event reported in the first quarter of 2025. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, gains and/or losses on the sale of securities, or the Two Specific Credit Relationships. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. 26

Appendix 27

Select Balance Sheet and Other Data 2Q25 vs 1Q25 2Q25 vs 2Q24 $ in millions, except per share data 2Q25 1Q25 2Q24 $ Change % Change $ Change % Change Period End Balances Total loans $17,111.1 $17,094.1 $17,192.4 $17.0 - % ($81.3) - % Investment securities 5,996.9 6,107.4 6,571.4 (110.6) (2) (574.5) (9) Total assets 26 ,693.6 26 ,793.0 27 ,369.1 (99.4) - (675.5) (2) Total deposits 21 ,825.0 21 ,684.6 21 ,840.9 14 0.4 1 (15.9) - Borrowed funds 1,032.0 1,301.3 1,765.3 (269.3) (21) (733.3) (42) Total stockholders' equity 3,549.2 3,531.5 3,458.9 17.7 1 90.3 3 Average Balances Total loans $17,046.8 $16,920.1 $17,101.8 $126.8 1% ($55.0) - % Investment securities 6,047.8 6,148.6 6,632.5 (100.8) (2) (584.7) (9) Total assets 26 ,645.1 26 ,678.6 27,305.3 (33.5) - (660.1) (2) Total deposits 21 ,431.0 21,680.9 22 ,045.5 (249.9) (1) (614.5) (3) Borrowed funds 1,359.7 1,112.5 1,528.5 24 7.2 22 (168.8) (11) Total stockholders' equity 3,546.2 3,564.5 3,451.2 (18.3) (1) 95 .0 3 Select Other Data Equity to assets 13.30% 13.18% 12.64% 1 Tangible common equity to tangible assets 8.46 8.34 7.84 Book value per share $28.17 $28.04 $27.56 $0.13 - % $0.61 2% 1 16.97 16.81 16.20 0. 16 1 0. 77 5 Tangible book value per share Allowance for credit losses to total loans 1.48% 1.48% 1.34 % Nonperforming loan coverage ratio 161 165 223 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 28

Income Summary 2Q25 Adjusted 2Q25 vs Adjusted 1 $ in millions, except per share data 1Q25 2Q24 Reported Adjusted Net interest income $171.8 $171.8 $8.4 5% $ 17.9 12 % Noninterest income 4 2.4 4 2.4 (3.8) (8) (0.9) (2) Total revenue 214.2 214.2 4.6 2 17.0 9 Noninterest expense 138.6 136.8 (6.8) (5) (1.0) (1) 2 7 5.6 7 7.3 11.4 17 18.0 30 Pre-provision net revenue Provision for credit losses 1 1.9 11.9 (14.9) (55) 0.8 8 Provision for income taxes 8.9 9.3 3.3 54 2.9 46 Earnings $ 54.8 $ 56.1 $22.9 69% $14.2 34 % Diluted EPS $ 0.43 $ 0.44 $0.18 69% $0.11 33 % Totals may not foot due to rounding 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 29 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Non-GAAP Reconciliations

$ in thousands, except per share data	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025
Calculation of Adjusted Earnings[1]					
Net Income	$ 40,763	$ 24,740	$ 48,319	$ 32,388	$ 54,773
Certain items					
Branch right sizing, net	519	410	1,581	994	163
Loss (gain) on sale of securities	-	28,393	-	-	-
Early retirement program	118	(1)	200	-	1,594
FDIC special assessment	283	-	-	-	-
Termination of vendor and software services	615	(13)	-	-	-
Tax effect[2]	(401)	(7,524)	(466)	(260)	(459)
Certain items, net of tax	1,134	21,265	1,315	734	1,298
Adjusted earnings (non-GAAP)	$ 41,897	$ 46,005	$ 49,634	$ 33,122	$ 56,071
Calculation of Earnings and Adjusted Earnings per Diluted Share[1]					
Earnings available to common shareholders	$ 40,763	$ 24,740	$ 48,319	$ 32,388	$ 54,773
Diluted earnings per share	$ 0.32	$ 0.20	$ 0.38	$ 0.26	$ 0.43
Adjusted earnings available to common shareholders (non-GAAP)	$ 41,897	$ 46,005	$ 49,634	$ 33,122	$ 56,071
Adjusted diluted earnings per share (non-GAAP)	$ 0.33	$ 0.37	$ 0.39	$ 0.26	$ 0.44
Average Diluted Shares Outstanding	125,758,166	125,999,269	126,232,084	126,336,557	126,406,879

1 In this presentation, "Adjusted Earnings" may also be referred to as "Adjusted Net Income"
2 Effective tax rate of 26.135%

30

Non-GAAP Reconciliations

$ in thousands	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 153,905	$ 157,712	$ 164,942	$ 163,422	$ 171,824
Noninterest income	43,299	17,130	43,558	46,155	42,354
Less: Noninterest expense	139,354	137,193	141,117	144,580	138,589
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 57,850	$ 37,649	$ 67,383	$ 64,997	$ 75,589
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 57,850	$ 37,649	$ 67,383	$ 64,997	$ 75,589
Plus: (Gain) loss on sale of securities	-	28,393	-	-	-
Plus: Branch right sizing costs, net	519	410	1,581	994	163
Plus: FDIC special assessment	283	-	-	-	-
Plus: Early retirement program	118	(1)	200	-	1,594
Plus: Termination of vendor and software services	615	(13)	-	-	-
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 59,385	$ 66,438	$ 69,164	$ 65,991	$ 77,346
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,458,869	$ 3,528,833	$ 3,528,872	$ 3,531,485	$ 3,549,210
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(104,943)	(101,093)	(97,242)	(93,714)	(90,617)
Total intangible assets	(1,425,742)	(1,421,892)	(1,418,041)	(1,414,513)	(1,411,416)
Tangible common stockholders' equity (non-GAAP)	$ 2,033,127	$ 2,106,941	$ 2,110,831	$ 2,116,972	$ 2,137,794
Shares of common stock outstanding	125,487,520	125,554,598	125,651,540	125,926,822	125,996,248
Book value per common share	$ 27.56	$ 28.11	$ 28.08	$ 28.04	$ 28.17
Tangible book value per common share (non-GAAP)	$ 16.20	$ 16.78	$ 16.80	$ 16.81	$ 16.97

31

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 153,905	$ 157,712	$ 164,942	$ 163,422	$ 171,824
Noninterest Income (GAAP)	43,299	17,130	43,558	46,155	42,354
Total Revenue (non-GAAP)	$ 197,204	$ 174,842	$ 208,500	$ 209,577	$ 214,178
Total Revenue (non-GAAP)	$ 197,204	$ 174,842	$ 208,500	$ 209,577	$ 214,178
Less: Gain (loss) on sales of securities	-	(28,393)	-	-	-
Adjusted Total Revenue (non-GAAP)	$ 197,204	$ 203,235	$ 208,500	$ 209,577	$ 214,178
Employees (FTE)	2,961	2,972	2,946	2,949	2,947
Total Revenue per Employee (FTE)	$ 66.60	$ 58.83	$ 70.77	$ 71.07	$ 72.68
Adjusted Total Revenue per Employee (FTE)	$ 66.60	$ 68.38	$ 70.77	$ 71.07	$ 72.68
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 43,299	$ 17,130	$ 43,558	$ 46,155	$ 42,354
Less: Gain (loss) on sale of securities	-	(28,393)	-	-	-
Adjusted Noninterest Income (non-GAAP)	$ 43,299	$ 45,523	$ 43,558	$ 46,155	$ 42,354
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	21.96%	9.80%	20.89%	22.02%	19.78%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	21.96%	22.40%	20.89%	22.02%	19.78%
Calculation of Total Revenue and Adjusted Total Revenue Per Share					
Average Diluted Shares Outstanding	125,758,166	125,999,269	126,232,084	126,336,557	126,406,879
Total Revenue per Average Diluted Shares Outstanding	$ 1.57	$ 1.39	$ 1.65	$ 1.66	$ 1.69
Adjusted Total Revenue per Average Diluted Shares Outstanding (non-GAAP)	$ 1.57	$ 1.61	$ 1.65	$ 1.66	$ 1.69

FTE – Full time equivalent

32

Non-GAAP Reconciliations

$ in thousands	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 139,354	$ 137,193	$ 141,117	$ 144,580	$ 138,589
Less: Branch right sizing expense	519	410	1,581	994	163
Less: Early retirement program	118	(1)	200	-	1,594
Less: FDIC special assessment	283	-	-	-	-
Less: Termination of vendor and software services	615	(13)	-	-	-
Adjusted Noninterest Expense (non-GAAP)	$ 137,819	$ 136,797	$ 139,336	$ 143,586	$ 136,832
Calculation of Noninterest Expense to Average Assets					
Average total assets	$ 27,305,277	$ 27,216,440	$ 27,078,943	$ 26,678,628	$ 26,645,131
Noninterest expense to average total assets	2.05%	2.01%	2.07%	2.20%	2.09%
Adjusted noninterest expense to average assets (non-GAAP)	2.03%	2.00%	2.05%	2.18%	2.06%
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 139,354	$ 137,193	$ 141,117	$ 144,580	$ 138,589
Total Revenue	$ 197,204	$ 174,842	$ 208,500	$ 209,577	$ 214,178
Fully taxable equivalent adjustment	6,576	6,398	6,424	6,414	6,422
Efficiency ratio denominator	$ 203,780	$ 181,240	$ 214,924	$ 215,991	$ 220,600
Efficiency ratio (based on GAAP figures)	68.38%	75.70%	65.66%	66.94%	62.82%
Adjusted Noninterest Expense (non-GAAP)	$ 137,819	$ 136,797	$ 139,336	$ 143,586	$ 136,832
Less: Other real estate and foreclosure expense	117	87	317	198	216
Less: Amortization of intangible assets	3,852	3,851	3,850	3,527	3,098
Adjusted efficiency ratio numerator (non-GAAP)	$ 133,850	$ 132,859	$ 135,169	$ 139,861	$ 133,518
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 32)	$ 197,204	$ 203,235	$ 208,500	$ 209,577	$ 214,178
Fully taxable equivalent adjustment	6,576	6,398	6,424	6,414	6,422
Adjusted efficiency ratio denominator (non-GAAP)	$ 203,780	$ 209,633	$ 214,924	$ 215,991	$ 220,600
Adjusted Efficiency Ratio (non-GAAP)	65.68%	63.38%	62.89%	64.75%	60.52%

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

33

Non-GAAP Reconciliations

$ in thousands	2Q 2024	1Q 2025	2Q 2025
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 70,716	$ 74,824	$ 73,862
Less: Early retirement program	118	-	1,594
Less: Other	(1)	-	(1)
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 70,599	$ 74,824	$ 72,269
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 11,864	$ 12,651	$ 11,844
Less: Branch right sizing expense	125	744	396
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,739	$ 11,907	$ 11,448
Calculation of Adjusted Furniture and Equipment Expense			
Furniture and Equipment Expense (GAAP)	$ 5,623	$ 5,465	$ 5,474
Less: Branch right sizing expense	3	89	23
Total Adjusted Furniture and Equipment Expense (non-GAAP)	$ 5,620	$ 5,376	$ 5,451
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 45,352	$ 46,051	$ 42,276
Less: Branch right sizing expense	1,007	161	(255)
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 44,345	$ 45,890	$ 42,531
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ 5,988	$ 5,812	$ 8,871
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 30)	(401)	(260)	(459)
Adjusted provision for income taxes (non-GAAP)	$ 6,389	$ 6,072	$ 9,330

34

Non-GAAP Reconciliations

$ in thousands	2Q 2024	1Q 2025	2Q 2025
Calculation of Tangible Common Equity (TCE)			
Total common stockholders' equity	$ 3,458,869	$ 3,531,485	$ 3,549,210
Less: Intangible assets	(1,425,742)	(1,414,513)	(1,411,416)
Total tangible common stockholders' equity (non-GAAP)	$ 2,033,127	$ 2,116,972	$ 2,137,794
Total assets	$ 27,369,072	$ 26,792,991	$ 26,693,620
Less: Intangible assets	(1,425,742)	(1,414,513)	(1,411,416)
Total tangible assets	$ 25,943,330	$ 25,378,478	$ 25,282,204
Common equity to total assets	12.64%	13.18%	13.30%
Tangible common equity to tangible common assets (non-GAAP)	7.84%	8.34%	8.46%
Calculation of CET 1 Capital Ratio, Including the Impact of AOCI			
Total stockholders' equity	$ 3,458,869	$ 3,531,485	$ 3,549,210
CECL transition provision	30,873	-	-
Disallowed intangible assets, net of deferred tax	(1,391,969)	(1,381,953)	(1,379,104)
Unrealized loss (gain) on available for sale securities (AOCI)	405,481	367,710	380,900
Total tier 1 capital (CET 1)	$ 2,503,254	$ 2,517,242	$ 2,551,006
Total tier 1 capital (CET 1)	$ 2,503,254	$ 2,517,242	$ 2,551,006
Less: Unrealized loss (gain) on available for sale securities (AOCI)	405,481	367,710	380,900
Total tier 1 capital, including AOCI (non-GAAP)	$ 2,097,773	$ 2,149,532	$ 2,170,106
Risk weighted assets	$ 20,856,194	$ 20,621,540	$ 20,646,324
CET 1 capital ratio	12.00%	12.21%	12.36%
CET 1 capital ratio, including AOCI (non-GAAP)	10.06%	10.42%	10.51%

35

Non-GAAP Reconciliations

$ in thousands	2Q 2024	1Q 2025	2Q 2025
Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio			
Uninsured deposits at Simmons Bank	$ 8,186,903	$ 8,614,833	$ 8,407,847
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,835,424	3,005,328	2,691,215
Less: Intercompany eliminations	943,979	1,073,500	1,121,932
Total uninsured, non-collateralized deposits (non-GAAP)	$ 4,407,500	$ 4,536,005	$ 4,594,700
FHLB borrowing availability	$ 4,910,000	$ 4,432,000	$ 5,133,000
Unpledged securities	4,145,000	4,197,000	3,697,000
Fed funds lines, Fed discount window and Bank Term Funding Program[1]	2,065,000	1,780,000	1,894,000
Additional liquidity sources	$ 11,120,000	$ 10,409,000	$ 10,724,000
Uninsured, non-collateralized deposit coverage ratio (non-GAAP)	2.5x	2.3x	2.3x
Calculation of Net Charge-Off Ratio, Excluding Run-Off Portfolio			
Net charge-offs	$ 8,077	$ 9,648	$ 10,576
Less: Net charge-offs from run-off portfolio	6,700	1,900	1,100
Net charge-offs excluding run-off portfolio (non-GAAP)	$ 1,377	$ 7,748	$ 9,476
Average total loans	$ 17,101,799	$ 16,920,050	$ 17,046,802
Net charge-offs as a percentage of average total loans (annualized) (NCO ratio)	0.19%	0.23%	0.25%
NCO ratio excluding NCOs associated with run-off portfolios (annualized) (non-GAAP)	0.03%	0.19%	0.22%

1 The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

36

Non-GAAP Reconciliations 1Q 2Q 2025 2025 $ in thousands Calculation of NPL ratio, excluding Two Specific Credit Relationships Nonperforming loans $ 152,391 $ 157,162 Less: Two Specific Credit Relationships 49,761 49,572 Nonperforming Loans, excluding Two Specific Credit Relationships (non-GAAP) $ 102,630 $ 107,590 Total loans $ 17,094,078 $ 17,111,096 Less: Two Specific Credit Relationships 49,761 49,572 Total Loans, excluding Two Specific Credit Relationships (non-GAAP) $ 17,044,317 $ 17,061,524 Nonperforming loans ratio (NPL Ratio) 0.89% 0.92% NPL ratio, excluding Two Specific Credit Relationships (non-GAAP) 0.60% 0.63% Calculation of NPA to Total Assets, excluding Two Specific Credit Relationships Nonperforming assets $ 162,345 $ 166,715 Less: Two Specific Credit Relationships 49,761 49,572 Nonperforming Assets, excluding Two Specific Credit Relationships (non-GAAP) $ 112,584 $ 117,143 Total assets $ 26,792,991 $ 26,693,620 Less: Two Specific Credit Relationships 49,761 49,572 Total Assets, excluding Two Specific Credit Relationships (non-GAAP) $ 26,743,230 $ 26,644,048 Nonperforming assets to total assets 0.61% 0.62% Nonperforming assets to total assets, excluding Two Specific Credit Relationships (non-GAAP) 0.42% 0.44% 37

Nasdaq SFNC nd 2 Quarter 2025 Earnings Presentation July 17, 2025